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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 22, 1998
                                                        ------------

                            CYTOGEN CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


    Delaware                 333-02015                22-2322400
---------------             -----------             -------------
(State or other             (Commission             (IRS Employer
jurisdiction of               File No.)          Identification No.)
Incorporation or
Organization)


   600 College Road East, CN 5308, Princeton, New Jersey     08540-5308
  -----------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code: (609) 987-8200



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Item 5.  Other Events.
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     On May 22, 1998, CYTOGEN Corporation issued the attached press release.

Item 7.  Exhibits.
         ---------

99.1     Press release issued by CYTOGEN Corporation on May 22, 1998







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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CYTOGEN CORPORATION



                              By   /s/ John E. Bagalay, Jr.
                                   ---------------------------
                                Name:  John E. Bagalay, Jr.
                                Title: President and Chief Executive Officer


Date: May 22, 1998





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                            EXHIBIT INDEX


Number                        Description                             Page

 99.1        Press Release issued by CYTOGEN Corporation on
             May 22, 1998                                               5






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